April 16, 2010

Mr. Richard Hurst
Chief Executive Officer
The Saint James Company
Broadway Plaza
520 Broadway, Suite 350
Santa Monica, CA 90401

Dear Richard,

Please accept this letter as my resignation, effective immediately, from my position as Chief Financial Officer of The Saint James Company and all related entities.

Please confirm receipt of this letter by signing below and returning to me.

Yours truly,

Dale P. Paisley

Acknowledged:

By: ______________________
Richard Hurst
Chief Executive Officer

Date: April 16, 2010